Exhibit 10.1

March 24, 2016

Hillenbrand, Inc.
One Batesville Boulevard
Batesville, IN  47006

Re:          Amendment No. 3 to Private Shelf Agreement

Ladies and Gentlemen:

Reference is made to the Private Shelf Agreement, dated as of December 6, 2012 (as amended by Amendment No. 1 dated as of December 15, 2014 and Amendment No. 2 dated as of December 19, 2014, the “Note Agreement”), by and among Hillenbrand, Inc., an Indiana corporation (the “Company”), PGIM, Inc. (f/k/a Prudential Investment Management, Inc.) (“Prudential”) and each Prudential Affiliate (as therein defined) that has become or becomes bound thereby.  Capitalized terms used herein that are not otherwise defined herein shall have the meaning specified in the Note Agreement.

The Company has requested that the Required Holders agree to amend the Note Agreement, as more particularly described below.  Subject to the terms and conditions hereof, the Required Holders are willing to agree to such request.

Accordingly, in accordance with the provisions of Section 18.1 of the Note Agreement, and in consideration of the foregoing and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:

SECTION 1.        Amendments to the Note Agreement.  Effective upon the Effective Date (as defined below):

1.1          Each reference in the Note Agreement to “$150,000,000 Private Shelf Facility” is hereby amended and restated to read:  “Private Shelf Facility”.

1.2          Each reference in the Note Agreement to “Prudential Investment Management, Inc.” is hereby amended and restated to read:  “PGIM, Inc.”.

1.3          Section 1.1 of the Note Agreement is hereby amended to replace the reference to “$150,000,000” therein with a reference to “$200,000,000”.

1.4          Clause (i) of Section 2.1(b) of the Note Agreement is hereby amended and restated in its entirety to read as follows:

(i)  March 24, 2019 (or, if such date is not a New York Business Day, the New York Business Day next preceding such date)

SECTION 2.        Representations and Warranties.  Each of the Company and each Guarantor represents and warrants that (a) the execution and delivery of this letter has been duly authorized by all requisite corporate action on behalf of the Company and such Guarantor, this letter has been duly executed and delivered by an authorized officer of the Company and such Guarantor, and the Company and such Guarantor has obtained all authorizations, consents, and approvals necessary for the execution, delivery and performance of this letter and such authorizations, consents and approvals are in full force and effect, (b) each representation and warranty set forth in Section 5 of the Note Agreement and the other Transaction Documents is true and correct in all material respects as of the date of execution and delivery of this letter by the Company and such Guarantor with the same effect as if made on such date (except to the extent such representations and warranties expressly refer to an earlier date, in which case they were true and correct in all material respects as of such earlier date) and (c) after giving effect to the amendments in Section 1, no Event of Default or Default exists.

SECTION 3.        Conditions to Effectiveness.  The amendments described in Section 1 above shall become effective on the date (the “Effective Date”) when each of the following conditions has been satisfied:

3.1          Documents.  Each holder of a Note shall have received original counterparts of this letter executed by the Company, the Guarantors and the Required Holders.

3.2          Proceedings.  All corporate and other proceedings taken or to be taken in connection with the transactions contemplated by this letter shall be reasonably satisfactory to Prudential, and Prudential shall have received all such counterpart originals or certified or other copies of such documents as it may reasonably request.

SECTION 4.        Available Facility Amount.  The Company and Prudential expressly agree and acknowledge that as of the date of this letter, after giving effect to the amendments in Section 1 of this letter, the Available Facility Amount will be $100,000,000.  NOTWITHSTANDING THE FOREGOING, THIS LETTER AND THE NOTE AGREEMENT HAVE BEEN ENTERED INTO ON THE EXPRESS UNDERSTANDING THAT NEITHER PRUDENTIAL NOR ANY PRUDENTIAL AFFILIATE SHALL BE OBLIGATED TO MAKE OR ACCEPT OFFERS TO PURCHASE NOTES, OR TO QUOTE RATES, SPREADS OR OTHER TERMS WITH RESPECT TO SPECIFIC PURCHASES OF NOTES, AND THE FACILITY SHALL IN NO WAY BE CONSTRUED AS A COMMITMENT BY PRUDENTIAL OR ANY PRUDENTIAL AFFILIATE.

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SECTION 5.                         Reference to and Effect on Note Agreement and Notes; Ratification of Transaction Documents.  Upon the effectiveness of the amendments in Section 1 of this letter, each reference to the Note Agreement in any other Transaction Document shall mean and be a reference to the Note Agreement, as modified by this letter.  Except as specifically set forth in Section 1 hereof, the Note Agreement, the Notes and each other Transaction Document shall remain in full force and effect and are hereby ratified and confirmed in all respects.  Except as specifically stated in this letter, the execution, delivery and effectiveness of this letter shall not (a) amend the Note Agreement, any Note or any other Transaction Document, (b) operate as a waiver of any right, power or remedy of Prudential or any holder of the Notes, or (c) constitute a waiver of, or consent to any departure from, any provision of the Note Agreement, any Note or any other Transaction Document at any time.  The execution, delivery and effectiveness of this letter shall not be construed as a course of dealing or other implication that Prudential or any holder of the Notes has agreed to or is prepared to grant any consents or agree to any amendment to the Note Agreement in the future, whether or not under similar circumstances.

SECTION 6.                         Reaffirmation.  Each Guarantor hereby consents to the foregoing amendments to the Note Agreement and hereby ratifies and reaffirms all of its payment and performance obligations, contingent or otherwise, under the Guaranty Agreement and each other Transaction Document, after giving effect to such amendments.  Each Guarantor hereby acknowledges that, notwithstanding the foregoing amendments, that the Guaranty Agreement and each other Transaction Document remains in full force and effect and is hereby ratified and confirmed.  Without limiting the generality of the foregoing, each Guarantor agrees and confirms that the Guaranty Agreement continues to guaranty the Guaranteed Obligations (as defined in the Guaranty Agreement) arising under or in connection with the Note Agreement, as amended by this letter agreement, or any of the Notes.

SECTION 7.                         Expenses.  The Company hereby confirms its obligations under Section 16.1 of the Note Agreement in connection with the transactions hereby contemplated, whether or not such transactions are consummated.

SECTION 8.                         Governing Law.  THIS LETTER SHALL BE CONSTRUED AND ENFORCED IN ACCORDANCE WITH, AND THE RIGHTS OF THE PARTIES SHALL BE GOVERNED BY, THE LAW OF THE STATE OF NEW YORK EXCLUDING CHOICE OF LAW PRINCIPLES OF THE LAW OF SUCH STATE THAT WOULD PERMIT THE APPLICATION OF THE LAWS OF A JURISDICTION OTHER THAN SUCH STATE.

SECTION 9.                         Counterparts; Section Titles.  This letter may be executed in any number of counterparts and by different parties hereto in separate counterparts, each of which when so executed and delivered shall be deemed to be an original and all of which when taken together shall constitute but one and the same instrument.  Delivery of an executed counterpart of a signature page to this letter by facsimile or electronic transmission shall be effective as delivery of a manually executed counterpart of this

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letter. The section titles contained in this letter are and shall be without substance, meaning or content of any kind whatsoever and are not a part of the agreement between the parties hereto.

[signature page follows]

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Very truly yours,

PGIM, INC.

By:		/s/ Jason Boe
Vice President

THE PRUDENTIAL INSURANCE COMPANY OF AMERICA

By:		/s/ Jason Boe
Vice President

THE GIBRALTAR LIFE INSURANCE CO., LTD.

By:		Prudential Investment Management Japan
Co., Ltd. (as Investment Manager)

By:		PGIM, Inc.
(as Sub-Adviser)

	By:	/s/ Jason Boe
Vice President

PAR U HARTFORD LIFE & ANNUITY
COMFORT TRUST

By:		Prudential Arizona Reinsurance Universal Company (as Grantor)

By:		PGIM, Inc.
(as Investment Manager)

	By:	/s/ Jason Boe
Vice President

Amendment No. 3 to Private Shelf Agreement

THE LINCOLN NATIONAL LIFE INSURANCE
COMPANY
FARMERS INSURANCE EXCHANGE
MID CENTURY INSURANCE COMPANY
THE INDEPENDENT ORDER OF FORESTERS

By:	Prudential Private Placement Investors, L.P.
(as Investment Advisor)

By:	Prudential Private Placement Investors, Inc.
(as its General Partner)

	By:	/s/ Jason Boe
Vice President

Amendment No. 3 to Private Shelf Agreement

The foregoing letter is
hereby accepted as of the
date first above written:

HILLENBRAND, INC.

By:	/s/ Theodore S. Haddad, Jr.
Name:	Theodore S. Haddad, Jr.
Title:	Vice President and Treasurer

Amendment No. 3 to Private Shelf Agreement

BATESVILLE CASKET COMPANY, INC.
BATESVILLE MANUFACTURING, INC.
BATESVILLE SERVICES, INC.

By:	/s/ Theodore S. Haddad, Jr.
Name:	Theodore S. Haddad, Jr.
Title:	Vice President and Treasurer

COPERION K-TRON PITMAN, INC.
ROTEX GLOBAL, LLC
K-TRON INVESTMENT CO.
TERRASOURCE GLOBAL CORPORATION
RED VALVE COMPANY, INC.

By:	/s/ Theodore S. Haddad, Jr.
Name:	Theodore S. Haddad, Jr.
Title:	Assistant Treasurer

COPERION CORPORATION

By:	/s/ Theodore S. Haddad, Jr.
Name:	Theodore S. Haddad, Jr.
Title:	Vice President and Assistant Treasurer

PROCESS EQUIPMENT GROUP, INC.

By:	/s/ Theodore S. Haddad, Jr.
Name:	Theodore S. Haddad, Jr.
Title:	Treasurer

Amendment No. 3 to Private Shelf Agreement